                            STOCK PURCHASE AGREEMENT

                                      among

            AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III, LIMITED
                                   PARTNERSHIP,

         AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III COMPANION FUND,
                               LIMITED PARTNERSHIP,

                        JTC INVESTMENT MANAGEMENT PTY LTD

                       WESTPAC CUSTODIAN NOMINEES LIMITED



                                   ------------


                          dated as of August 25, 1998




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                                TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
SECTION 1.        PURCHASE OF THE SHARES; THE CLOSING...............................................1

SECTION 2.        REPRESENTATIONS, WARRANTIES OF AMPERSAND..........................................1

         2.1      Consents; Due Execution; Delivery and Performance of the Agreement................1
         2.2      Reliance on Representations and Warranties........................................2
         2.3      Investment........................................................................2
         2.4      Authority.........................................................................2
         2.5      Experience........................................................................2
         2.6      Accredited Investor...............................................................2

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE
                  SHAREHOLDERS......................................................................2

         3.1      Title to the Shares...............................................................2
         3.2      Availability of Information.......................................................3
         3.3      Reliance on Representations and Warranties........................................3
         3.4      Absence of Success Fees...........................................................3
         3.5      Authority of JTC..................................................................3

SECTION 4.        CONDITIONS TO CLOSING.............................................................3

         4.1      Accuracy of Representations and Warranties........................................3
         4.2      Amendment to Shareholders Agreement...............................................3
         4.3      Amendment to Credit Agreement.....................................................3

SECTION 5         COVENANTS OF JTC..................................................................4


SECTION 6         SURVIVAL OF REPRESENTATIONS, WARRANTIES
                  AND AGREEMENTS; ASSIGNABILITY OF RIGHTS...........................................4

SECTION 7         MISCELLANEOUS.....................................................................4

         7.1      Notices...........................................................................4
         7.2      Entire Agreement..................................................................5
         7.3      Assignment........................................................................5
         7.4      Amendments and Waivers............................................................5
         7.5      Headings..........................................................................5
         7.6      Severability......................................................................5
         7.7      Governing Law; Consent to Jurisdiction............................................5
         7.8      Counterparts......................................................................5

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT dated as of August 25, 1998 (the "Agreement") is made among Ampersand Specialty Materials and Chemicals III Limited Partnership, Ampersand Specialty Materials and Chemicals Companion Fund III Limited Partnership (collectively, "Ampersand") and JTC Investment Management Pty, Ltd. ("JTC"), Westpac Custodian Nominees Limited (as nominee for NJI No. 1(A) Investment Fund and NJI No. 1(B) Investment Fund ("Westpac," and together with JTC ,the "Shareholders").

                                 R E C I T A L S

         WHEREAS, the Shareholders are collectively the owner of shares of Class C-1 Preferred Stock and Class C-3 Preferred Stock (the "Shares"), of Moldflow Corporation, a Delaware corporation (the "Company") as set forth on Exhibit A hereto;

         WHEREAS, Ampersand desires to purchase the Shares from the Shareholders on the terms set forth herein;

         NOW THEREFORE, in consideration of the premises and of the covenants herein contained, the parties hereto mutually agree as follows:

         SECTION 1. PURCHASE OF THE SHARES; THE CLOSING. On the Closing Date (as hereinafter defined), the Shareholders shall sell to Ampersand, and Ampersand shall purchase (among themselves in such proportions as ASMC-III and ASMC-IIICF shall determine) from the Shareholders, upon the terms and conditions hereinafter set forth, the Shares, at a price per Share of $1.46. The closing of the purchase and sale of the Shares (the "Closing") shall take place at a date and time as mutually agreed by the parties hereto (the "Closing Date") at the offices of Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts, or at such other time and place Ampersand and the Shareholders hereto may mutually agree. On the Closing Date, each Shareholder shall deliver to Ampersand a certificate representing not less than the number of Shares to be transferred hereunder as set forth on Exhibit A hereto, duly endorsed for transfer, free and clear of all liens, encumbrances, charges or adverse claims. Upon receipt of such certificate from each Shareholder, Ampersand shall (i) pay to such Shareholder, by cash, certified check or wire transfer of immediately available funds to such account as may be notified to Ampersand, the aggregate purchase price for the Shares purchased from such Shareholder, and (ii) if the certificate delivered by such Shareholder pursuant to this Section represents a greater number of Shares than the Shares being transferred hereunder, promptly deliver to Palmer & Dodge, LLP, as transfer agent for the Company, such certificate with instructions that a balance certificate be prepared and delivered to such Shareholder on the Closing Date.

         SECTION 2.        REPRESENTATIONS, WARRANTIES OF AMPERSAND.
Ampersand hereby represents and warrants to the Shareholders as follows:

              2.1 CONSENTS; DUE EXECUTION; DELIVERY AND PERFORMANCE OF THE AGREEMENT. Ampersand's execution, delivery and performance of this Agreement
(a) has been duly
authorized under Delaware law by all requisite corporate action by Ampersand,
(b) will not violate any law or the organizational documents or By-laws of Ampersand or any provision of any material indenture, mortgage, agreement, contract or other material instrument to which Ampersand is a party or by which any of its properties or assets is bound as of the date hereof or (c) require any consent by any person under, constitute or result (upon notice or lapse of time or both) in a breach of any term, condition or provision of, or constitute a default or give rise to any right of termination or acceleration under any such indenture, mortgage, agreement, contract or other material instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any nature whatsoever, upon any properties or assets of Ampersand. Upon its execution and delivery, and assuming the valid execution thereof by the Shareholders, the Agreement will constitute a valid and binding obligation of Ampersand, enforceable against Ampersand in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              2.2 RELIANCE ON REPRESENTATIONS AND WARRANTIES. Ampersand has not received or relied on any representations or warranties of the Shareholders other than those set forth in this Agreement.

              2.3 INVESTMENT. Ampersand is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and Ampersand has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

              2.4 AUTHORITY. Ampersand has full power and authority to execute, deliver and perform this Agreement in accordance with its terms. Ampersand has not been organized, reorganized, or recapitalized specifically for the purpose of investing in the Company.

              2.5 EXPERIENCE. Ampersand has adequate net worth and means to purchase the Shares and to provide for its current needs and contingencies and the financial capacity to sustain a complete loss of its investment in the Company.

              2.6 ACCREDITED INVESTOR. Ampersand is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. Each of the Shareholders hereby severally represents and warrants (except that the representation and warranty made in Section 3.5 shall only be deemed made by
JTC) in respect to itself only, or as the case may be, the Shares to be transferred by it to Ampersand as follows :

              3.1 TITLE TO THE SHARES. The Shareholder has good and valid title to the Shares to be sold and transferred to Ampersand by the Shareholder hereunder, and shall transfer such Shares to Ampersand free and clear of all restrictions, encumbrances, liens, rights, title or interests of others, except restrictions under applicable securities laws. Following the purchase of the Shares by Ampersand hereunder, Ampersand will acquire good and valid title to the Shares.

              3.2 AVAILABILITY OF INFORMATION. The Shareholder has made all such investigations of the financial condition, business affairs and prospects of the Company as such Shareholder deems appropriate and has received all information requested, has consulted with personal, financial, and legal representatives with respect to the legal, tax and other financial effects of this transaction as such Shareholder deems necessary.

              3.3 RELIANCE ON REPRESENTATIONS AND WARRANTIES. The Shareholder has not received or relied on any representations or warranties of Ampersand other than those set forth in this Agreement.

              3.4 ABSENCE OF SUCCESS FEES. There are no success fees associated with the transactions contemplated hereby that are being borne by the Shareholders.

              3.5 AUTHORITY OF JTC. JTC has entered into this Agreement in its capacity as the Trustee of the JTC Investment Trust and has all requisite power and authority to act on behalf of the JTC Investment Trust and to cause the performance by the JTC Investment Trust of the obligations of JTC hereunder.

         SECTION 4. CONDITIONS TO CLOSING. Notwithstanding anything else contained herein, the obligations of each party hereunder are subject to the satisfaction of the following conditions:

              4.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholders and Ampersand, respectively, as set forth in Section 3 and Section 2 hereof, respectively, shall be true and correct on the Closing Date as if such representations and warranties were made as of the Closing Date.

              4.2 AMENDMENT TO SHAREHOLDERS AGREEMENT. The Second Amendment to Shareholders Agreement, in the form attached hereto as Exhibit B, shall have been executed by all Shareholders that are parties to the Shareholders Agreement dated as of July 18, 1997.

              4.3 AMENDMENT TO CREDIT AGREEMENT. The First Amendment to Amended and Restated Credit Agreement, in the form attached hereto as Exhibit C, shall have been executed by all parties thereto.

         SECTION 5. COVENANTS OF JTC. JTC hereby covenants and agrees as follows:

              5.1 As soon as practicable following the Closing, JTC will use its best efforts to redeem all of the issued units in the JTC Investment Trust, other than (i) 50% of the units held by Tanya Lee Chambers (which units are to be transferred by Tanya Lee Chambers to Chris Murphy), (ii) all of the units held by Seafirst Pty Ltd. and Obena Ridge Pty Ltd., (iii) all of the units held by PY Pty Ltd. less such number of units held by PY Pty Ltd. which correspond to a sale of 350,000 Shares, and (iv) all of the units held by Sentech Pty Ltd. less such number of units held by Sentech Pty Ltd. which correspond to a sale of 30,000 Shares.

              5.2 JTC will use its best efforts to ensure that no distribution of any securities of the Company shall be made to any holder of equity interests of JTC until the earlier to occur of (i) an initial public offering of any class of the Company's equity securities or (ii) any sale or merger of the Company or a sale of all or substantially all of the assets of the Company.

         SECTION 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS; ASSIGNABILITY OF RIGHTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by Ampersand and the Shareholders herein shall survive the execution of this Agreement, the delivery to Ampersand of the Shares being purchased and the payment therefor. Except as otherwise provided herein, (i) the covenants, agreements, representations and warranties of each Shareholder made herein shall bind the Shareholder's successors and assigns and shall inure to the benefit of Ampersand's successors and assigns, and (ii) the covenants, agreements, representations and warranties of Ampersand made herein shall bind Ampersand's successors and assigns and shall inure to the benefit of the Shareholder's successors and assigns.

         SECTION 7. MISCELLANEOUS.

              7.1 NOTICES. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by telephone, personal delivery or courier) or courier, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

         If to Ampersand:           Ampersand Ventures
                                    55 William Street
                                    Wellesley, MA  02481
                                    Attention:  Charles D. Yie
                                    Telephone:  (781) 239-0700
                                    Telecopy:   (781) 239-0824
         with a copy to:            Palmer & Dodge LLP
                                    One Beacon Street
                                    Boston, Massachusetts 02108
                                    Attention:  Marc A. Rubenstein, Esq.
                                    Telephone:  (617) 573-0100
                                    Telecopy:   (617) 227-4420

         If to the Shareholders, at the address or telecopy number or telephone number set forth on the signature pages hereto.

              7.2 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement.

              7.3 ASSIGNMENT. Neither this Agreement nor any of the rights and obligations contained herein may be assigned or otherwise transferred by either party without the consent of the other party.

              7.4 AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by Ampersand and all of the Shareholders. The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

              7.5 HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

              7.6 SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

              7.7 GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof) and the federal law of the United States of America. Ampersand and each Shareholder hereby irrevocably consents to any suit, action or proceeding with respect to this Agreement being brought in any court of law in the Commonwealth of Massachusetts and in the United States District Court for the District of Massachusetts and consents to personal jurisdiction in any such court.

              7.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed by their duly authorized representatives as of the day and year first above written.

"AMPERSAND"

SIGNED for and on behalf of AMPERSAND       )
SPECIALTY MATERIALS AND                     )
CHEMICALS III, LIMITED PARTNERSHIP          )
by its general partner ASMC III Management  )
Company LP by its general partner           )
ASMC-II MCLP LLP                            )


                                                /s/ Charles D. Yie
                                                ------------------------------
                                                By:  Charles D. Yie
                                                Its: General Partner

                                                Charles D. Yie
                                                ------------------------------
                                                Name (print)


SIGNED for and on behalf of AMPERSAND       )
SPECIALTY MATERIALS AND                     )
CHEMICALS III COMPANION FUND                )
LIMITED PARTNERSHIP by its general          )
partner ASMC IIICF Management Company LP    )
by its general partner ASMC-II MCLP LLP     )


                                                /s/ Charles D. Yie
                                                ------------------------------
                                                By:  Charles D. Yie
                                                Its: General Partner

                                                Charles D. Yie
                                                ------------------------------
                                                Name (print)




                  [Signature Page to Stock Purchase Agreement]

"SHAREHOLDERS"

THE COMMON SEAL of JTC                      )
INVESTMENT MANAGEMENT PTY LTD is            )                           [SEAL]
affixed in accordance with its articles of  )
association in the presence of              )


/s/ Julian Beale                                /s/ Michael Kroger
------------------------------                  ------------------------------
Secretary                                       Director


Julian Beale                                    Michael Kroger
------------------------------                  ------------------------------
Name of secretary (print)                       Name of director (print)

Shareholder Address:
                          ----------------------------------

                          ----------------------------------

                          ----------------------------------
Telephone Number:
                          ----------------------------------

Telecopy Number:
                          ----------------------------------



THE COMMON SEAL of WESTPAC                    )
CUSTODIAN NOMINEES LIMITED (as                )
nominee for NJI No. 1(A) Investment Fund)     )
is affixed in accordance with its articles of )
association in the presence of                )

------------------------------                  ------------------------------
Secretary                                       Director



------------------------------                  ------------------------------
Name of secretary (print)                       Name of director (print)

Shareholder Address:
                          ----------------------------------

                          ----------------------------------

                          ----------------------------------
Telephone Number:
                          ----------------------------------

Telecopy Number:
                          ----------------------------------


                  [Signature Page to Stock Purchase Agreement]

"SHAREHOLDERS"

THE COMMON SEAL of JTC                        )
INVESTMENT MANAGEMENT PTY LTD is              )
affixed in accordance with its articles of    )
association in the presence of                )



------------------------------                  ------------------------------
Secretary                                       Director



------------------------------                  ------------------------------
Name of secretary (print)                       Name of director (print)

Shareholder Address:
                          ----------------------------------

                          ----------------------------------

                          ----------------------------------
Telephone Number:
                          ----------------------------------

Telecopy Number:
                          ----------------------------------



THE COMMON SEAL of WESTPAC                    )
CUSTODIAN NOMINEES LIMITED (as                )
nominee for NJI No. 1(A) Investment Fund)     )      [SEAL]
is affixed in accordance with its articles of )
association in the presence of                )


/s/ Michelle Dunlop                             /s/ Sean Brennan
------------------------------                  ------------------------------
Secretary                                       Director

Michelle Dunlop                                 Sean Brennan
------------------------------                  ------------------------------
Name of secretary (print)                       Name of director (print)


Shareholder Address:                  [STAMP]
                          ----------------------------------


                          ----------------------------------


                          ----------------------------------
Telephone Number:
                          ----------------------------------

Telecopy Number:
                          ----------------------------------


                  [Signature Page to Stock Purchase Agreement]


THE COMMON SEAL of WESTPAC               )
CUSTODIAN NOMINEES LIMITED (AS NOMINEE   )             [SEAL]
FOR NJI NO.1(B) INVESTMENT FUND)         )
is affixed in accordance with its        )
articles of association in the           )
presence of                              )




/s/ Michelle Dunlop                             /s/ Sean Brennan
------------------------------                  ------------------------------
Secretary                                       Director

Michelle Dunlop                                 Sean Brennan
------------------------------                  ------------------------------
Name of secretary (print)                       Name of director (print)


Shareholder Address:                  [STAMP]
                          ----------------------------------


                          ----------------------------------


                          ----------------------------------
Telephone Number:
                          ----------------------------------

Telecopy Number:
                          ----------------------------------


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                                                                     EXHIBIT A
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
                                              Shares and Class to
Shareholder                                   be Sold Hereunder
-----------                                   -------------------

JTC Investment Management Pty, Ltd            1,864,991 Class C-1

Westpac Custodian Nominees Limited,
as nominee for NJI No. 1(A) Investment Fund   25,000 Class C-1
                                              333,333 Class C-3

Westpac Custodian Nominees Limited,
as nominee for NJI No. 1(B) Investment Fund   25,000 Class C-1
                                              333,333 Class C-3